UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 5, 2018

FALCONSTOR SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23970	77-0216135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

823 Congress Ave, Suite 1300, Austin, Texas		78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 631-777-5188

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Patrick McClain as Executive Vice President, Chief Financial Officer, and Treasurer

The Board of Directors (the “Board”) of FalconStor Software, Inc. (the “Company”) accepted the resignation of Patrick McClain from his positions as Executive Vice President, Chief Financial Officer and Treasurer of the Company effective April 9, 2018. Mr. McClain will assist in the transition of the Chief Financial Officer role and will transition into a senior advisor role in the Company. Mr. McClain’s resignation was not the result of any disagreement related to any matter involving the Company’s operations, policies or practices.

In connection with Mr. McClain’s departure, on April 11, 2018 the Company and Mr. McClain entered into a Separation and Transition Agreement and General Release (the “McClain Separation Agreement”) attached hereto as Exhibit 10.1. Under the terms of the McClain Separation Agreement, the Company will, among other things, pay Mr. McClain his current salary until August 31, 2018 and any COBRA expenses until December 31, 2018 to the extent that Mr. McClain’s health insurance is not covered by the health insurance plan of another entity.

The foregoing description of the McClain Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the McClain Separation Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Appointment of Brad Wolfe as Executive Vice President, Chief Financial Officer and Treasurer

On April 5, 2018, the Company announced the appointment of Brad Wolfe to serve as the Company’s Executive Vice President, Chief Financial Officer and Treasurer, effective April 9, 2018. Mr. Wolfe shall also assume the roles of principal financial officer and principal accounting officer of the Company.

Mr. Wolfe, 58, brings more than 30 years of finance and operations experience, including extensive growth-focused leadership within public and private equity, as well as M&A. Prior to joining the Company, Mr. Wolfe served as Chief Financial Officer for Asure Software (NASDAQ: ASUR) from October 2014 to July 2017. Prior to joining Asure Software, Mr. Wolfe spent most of the last 14 years with DCI Group and their related entities and investments, a private equity and investment organization, where he served in consulting, office and executive finance and operational roles for the firm’s subsidiary and portfolio companies to promote their growth and profitability. Before that, he was Chief Financial Officer and Executive Vice President at AON Corporation, a Fortune 200 company. He holds an MBA degree from Northwestern University’s Kellogg School of Business, a J.D. degree from the Kent Law School executive program, and a B.B.A. degree in accounting and information systems from Southern Methodist University.

Mr. Wolfe does not have any family relationships with any of the directors, executive officers, or any people nominated or chosen by the Company to become a director or executive officer. Mr. Wolfe is not a party to any transaction listed in Item 404(a) of Regulation S-K.

In connection with Mr. Wolfe’s appointment as Chief Financial Officer, the Board approved an offer letter to Mr. Wolfe (the “Wolfe Offer Letter”), which was executed on April 4, 2018. The Wolfe Offer Letter provides that Mr. Wolfe is entitled to receive an annualized base salary of $240,000, payable in regular installments in accordance with the Company’s general payroll practices. Mr. Wolfe will also be eligible for a cash bonus of $10,000 for any quarter has net working capital – cash in excess of $27,500 and additional incentive compensation of an annual bonus of up to $70,000, subject to attainment of performance objectives to be mutually agreed upon and established.

Mr. Wolfe’s employment can be terminated at will. If Mr. Wolfe’s employment is terminated by the Company other than for cause he is entitled to receive severance equal to (i) six (6) months of his base salary if he has been employed by the Company for at least twelve (12) months at the time of termination or (ii) three (3) months of his base salary if he has been employed by the Company for less than twelve (12) months at the time of termination. Mr. Wolfe is also entitled to vacation and other employee benefits in accordance with the Company’s policies.

The foregoing description of the Wolfe Offer Letter does not purport to be complete and is qualified in its entirety by reference to the Wolfe Offer Letter, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On April 5, 2018, the Company announced the appointment of Mr. Wolfe in a press release. A copy of the press release is attached to this report as Exhibit 99.1.

The information contained in this Item 7.01 to this Current Report on Form 8-K and the exhibit attached hereto pertaining to this item shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in the exhibits to this Current Report on Form 8-K relating to this Item 7.01 shall not be deemed an admission as to the materiality of any information in this report that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Exhibits

10.1	Separation and Transition Agreement and General Release between FalconStor Software, Inc. and Patrick McClain, dated April 11, 2018.

10.2	Offer Letter between FalconStor Software, Inc. and Brad Wolfe, dated April 4, 2018.
99.1	Press Release dated April 5, 2018 announcing the appointment of Brad Wolfe.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2018	FALCONSTOR SOFTWARE, INC.

	By:	/s/ Todd Brooks
		Name:	Todd Brooks
		Title:	Chief Executive Officer

EXHIBIT INDEX

10.1	Separation and Transition Agreement and General Release between FalconStor Software, Inc. and Patrick McClain, dated April 11, 2018.

10.2	Offer Letter between FalconStor Software, Inc. and Brad Wolfe, dated April 4, 2018.
99.1	Press Release dated April 5, 2018 announcing the appointment of Brad Wolfe.